UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-D

ASSET-BACKED ISSUER
DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly distribution period from
May 1, 2024 to July 31, 2024

Commission File Number of issuing entity: 333-164557-01

Central Index Key Number of issuing entity: 0001493611

SLC STUDENT LOAN TRUST 2010-1
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-164557

Central Index Key Number of depositor: 0001164019

SLC STUDENT LOAN RECEIVABLES I, INC.
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor: 0000893955

THE STUDENT LOAN CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization of the issuing entity)	04-3598719 (I.R.S. Employer Identification No.)

4000 Regent Boulevard	75063
C2B-260	(Zip Code)
Irving, Texas
(Address of principal executive offices
of the issuing entity)

(469) 220-4928
(Telephone number including area code)

Registered/reporting pursuant to (check one)

Title of class	Section 12(b)	Section 12(g)	Section 15(d)	Name of exchange (If Section 12(b))

Class A Student Loan Asset Backed Notes	☐	☐	☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☑	No ☐

PART I — DISTRIBUTION INFORMATION

Item 1.	Distribution and Pool Performance Information.

On August 26, 2024, SLC Student Loan Trust 2010-1 (the “Trust”) made its regular quarterly distribution of funds to holders of its Student Loan Asset Backed Notes for the distribution period commencing on May 1, 2024 and ending on July 31, 2024. There is no activity to report under Rule 15Ga-1(a) under the Securities Exchange Act of 1934 with respect to the Trust for the distribution period referred to in the preceding sentence. The depositor filed its most recent report on Form ABS-15G on February 12, 2024 (such report is available at www.sec.gov under the depositor’s CIK No. 0001164019). The sponsor filed its most recent report on Form ABS-15G on February 8, 2024 (such report is available at www.sec.gov under the sponsor’s CIK No. 0000893955). The related Quarterly Distribution Report is attached as Exhibit 99.1.

PART II — OTHER INFORMATION

Item 2.	Legal Proceedings.

The following three paragraphs are disclosure received from Navient Solutions, LLC (formerly, Navient Solutions, Inc.) (“Navient Solutions”), the successor subservicer for this transaction.

Navient Corporation (“Navient”) has been named as defendant in a number of putative class action and other cases alleging violations of various state and federal consumer protection laws including the Telephone Consumer Protection Act, the Consumer Financial Protection Act of 2010 (CFPA), the Fair Credit Reporting Act (FCRA), the Fair Debt Collection Practices Act (FDCPA), in adversarial proceedings under the United States Bankruptcy Code, and various state consumer protection laws. At this point in time, Navient is unable to anticipate the timing of a resolution or the impact that these legal proceedings may have on its consolidated financial position, liquidity, results of operation or cash flows. As a result, it is not possible at this time to estimate a range of potential exposure, if any, for amounts that may be payable in connection with these matters and loss contingency accruals have not been established. It is possible that an adverse ruling or rulings may have a material adverse impact on Navient, Navient Solutions and/or their affiliates or on the financial ability of Navient, Navient Solutions and/or their affiliates to fulfill an obligation to purchase or repurchase trust student loans in connection with a breach of representation, warranty or covenant.

In January 2017, the Consumer Financial Protection Bureau (the CFPB) and Attorneys General for the State of Illinois and the State of Washington initiated civil actions naming Navient and several of its subsidiaries (including Navient Solutions) as defendants alleging violations of certain Federal and State consumer protection statutes, including the CFPA, FCRA, FDCPA and various state consumer protection laws. The Attorneys General for the States of Pennsylvania, California, Mississippi, and New Jersey also initiated actions against Navient and certain subsidiaries alleging violations of various state and federal consumer protection laws based upon similar alleged acts or failures to act. In addition to these matters, a number of lawsuits have been filed by nongovernmental parties or, in the future, may be filed by additional governmental or nongovernmental parties seeking damages or other remedies related to similar issues raised by the CFPB and the State Attorneys General. In January 2022, Navient entered into a series of Consent Judgment and Orders (the “Agreements”) with 40 State Attorneys General to resolve all matters in dispute related to the State Attorneys General cases as well as the related investigations, subpoenas, civil investigative demands and inquiries from various other state regulators. These Agreements do not resolve the litigation involving Navient and the CFPB. Navient has cancelled the loan balance of approximately 66,000 borrowers with qualifying Private Education Loans that were originated largely between 2002 and 2010 and later defaulted and charged off. The loans cancelled have aggregate outstanding balances of approximately $1.7 billion. The expense to Navient to cancel these loans was approximately $50 million which represents the amount of expected future recoveries of these charged-off loans on the balance sheet. In addition, Navient agreed to make a one-time payment of approximately $145 million to the states. In the fourth quarter of 2021 when such loss became probable, Navient recognized total regulatory expenses of approximately $205 million related to this matter.

Navient believes the allegations in the CFPB suit are false and that they improperly seek to impose penalties on Navient based on new, previously unannounced servicing standards applied retroactively against only one servicer. Navient therefore has denied these allegations and is vigorously defending against the allegations in that case. Due to developments in the second half of 2023 and the first half of 2024 in connection with the CFPB case, Navient concluded a loss was probable and reasonably estimable. As of December 31, 2023, March 31, 2024, and June 30, 2024, the contingency loss liability was $73 million, $85 million and $105 million, respectively.   The litigation process is not predictable and can lead to unexpected results. Therefore, it is reasonably possible that Navient’s exposure to loss may exceed any amounts accrued.

Item 10.	Exhibits.

(a)	99.1 Quarterly Distribution Report for SLC Student Loan Trust 2010-1 in relation to the distribution on August 26, 2024.

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Quarterly Distribution Report for SLC Student Loan Trust 2010-1 in relation to the distribution on August 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLC STUDENT LOAN RECEIVABLES I, INC.

Dated: September 9, 2024	By:	/s/ Charles Jacques
	Name:	Charles Jacques
	Title:	President